Exhibit 99.2
First Quarter 2008 Earnings Conference Call April 23, 2008

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserve and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, sudden or unusual changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter 2008 Results Overview Asset Management Update Earnings Outlook Q & A

1st Quarter Results Overview Earnings per diluted share were $0.96 versus $0.84 in 1Q07 Earnings above forecast due to FMS contractual revenue, commercial rental and used vehicle sales results Total revenue down 3% vs. prior year due to change from gross to net revenue reporting for a supply chain subcontracted transportation customer Operating revenue up 5% vs. prior year as a result of contractual revenue growth as well as favorable foreign exchange rate movements Fleet Management Solutions (FMS) total revenue up 12% (and operating revenue up 5%) vs. prior year Contractual revenue increased 6% Full service lease revenue grew 6% including acquisitions Contract maintenance revenue grew 9% organically Commercial rental revenue up 1% Fuel revenue grew 31% Foreign exchange impact accounts for 1 percentage point of total revenue growth FMS net before tax earnings (NBT) up 13% FMS NBT percent of operating revenue up 90 basis points to 12.2% FMS earnings benefited from improved contractual business performance, lower sales/marketing costs and acquisitions

1st Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue down 27% vs. prior year due to change from gross to net revenue reporting for a supply chain subcontracted transportation customer SCS operating revenue up 6% vs. prior year, reflecting foreign exchange impact, higher fuel costs and new/expanded business, partially offset by a previously disclosed automotive plant closure in 2Q07, and reduced activity with certain high-tech customers SCS net before tax earnings (NBT) down 27% SCS NBT percent of operating revenue down 120 basis points to 2.4% SCS earnings negatively impacted by lower operating results including: - reduced activity with certain high-tech customers - higher fuel costs primarily with one customer - investments in sales/marketing and technology initiatives - facility relocation costs, and - impact of an automotive supplier strike Dedicated Contract Carriage (DCC) total revenue down 1% (and operating revenue down 1%) vs. prior year due to non-renewed contracts, partially offset by higher fuel costs DCC net before tax earnings (NBT) up 9% DCC NBT percent of operating revenue up 80 basis points to 8.4% DCC earnings positively impacted by lower safety/insurance costs and improved operating performance

Key Financial Statistics First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. (3) Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. ($ Millions, Except Per Share Amounts)

Business Segment First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. (3) Our primary measure of segment financial performance excludes restructuring and other recoveries/(charges), net; however, the applicable portion of the restructuring and other recoveries/(charges), net that related to each segment was as follows: SCS - $0.1 in 2008; FMS - ($0.3) and SCS - ($0.2) in 2007. ($ Millions)

Capital Expenditures First Quarter ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions and changes in restricted cash First Quarter ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $147 million as of 3/31/08, $148 million as of 12/31/07 and $198 million as of 3/31/07. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $176 million as of 3/31/08, $178 million at 12/31/07 and $79 million at 3/31/07. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents First Quarter 2008 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update (1) (1) All information presented on this page only is for the U.S. fleet and excludes Canadian and U.K. operations (units rounded to nearest hundred). (2) Vehicles no longer earning revenue definition revised to include all units held for sale and all units that have not earned revenue in 30 days. Units held for sale were 5,300 at quarter end; down 17% from 6,400 units held for sale at the end of the fourth quarter 2007 Units held for sale were down 46% from 9,900 in the prior year The number of used vehicles sold in the first quarter was 4,900, down 19% compared with prior year Proceeds per unit for tractors and trucks were up 1% and down 12%, respectively, in the first quarter compared with prior year Vehicles no longer earning revenue were 6,500 at quarter end; down 900 from the end of the fourth quarter 2007 (2) Vehicles no longer earning revenue were down 5,400 vs. prior year driven primarily by a lower used truck center inventory Average total commercial rental fleet was down 10% year-over-year

Contents First Quarter 2008 Results Overview Asset Management Update Earnings Outlook Q & A

EPS Forecast (1) Non-GAAP financial measure. 2007 Comparable EPS excludes impact from restructuring costs in the third and fourth quarters, property gain in the third quarter and the fourth quarter tax law changes totaling a $0.03 benefit. ($ Earnings Per Share) Full year forecast increased from prior forecast of $4.50-$4.65 to $4.55-$4.75 Low end of second quarter and full year forecast ranges assume continuation of current auto strikes through end of second quarter Current forecast is as follows:

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) First Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Supply Chain Solutions (SCS) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Dedicated Contract Carriage (DCC) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Central Support Services (CSS) First Quarter ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements 1QYTD03 1322 948 1374 215 1QYTD04 1356 708 1479 270 1QYTD05 883 811 1164 441 1QYTD06 966 858 1035 339 1QYTD07 779 598 924 883 1QYTD08 1086 1213 1128 307 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Assets Under Management (a) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2008. ($ Millions)

Financial Indicators Forecast (1) (1) Obligations to Equity and Assets Under Management include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Significant and predictable cash generation Invest in growth (organic, acquisitions) Increase assets under management Increase financial leverage towards target Free Cash Flow 1054 835 949 1091 1381 1183 1255 1692 1605 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2008 Forecast Midpoint 2006 2007 Gross Capital Expenditures Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1334 1688 1119 1305 PP&E/Other 125 127 129 46 60 77 71 76 130 $1,289 $600 $725 $1,165 $657 $1,411 $1,195 2000 2001 2002 2003 2004 2005 2008 Forecast Midpoint Memo: Free Cash Flow (2) 131 367 357 289 (216)(3) 375 (242) PP&E/Other $1,760 2006 (440) 2007 $1,435 205 Total Obligations to Equity Ratio (2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2954 3010 Equity 1253 1231 1108 1344 1510 1527 1721 1888 1905 2000 2001 2002 2003 2004 2006 2008 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,053 7,030 275% 201% 146% 129% 234% 151% 157% Total Obligations (2) 2005 168% 8,141 2007 158% 8,345 ($ Millions)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006 and the fourth quarter of 2007. (4) Represents shareholders' equity adjusted for the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. (5) Free Cash Flow excludes acquisitions and changes in restricted cash. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Free Cash Flow excludes acquisitions and changes in restricted cash. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)